SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 10, 2003

Date of Report (Date of earliest event reported)

Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-21859	36-3652087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 579-2000

(Registrant’s telephone number)

Item 5.    Other Events.

On September 10, 2003, Factory Card & Party Outlet Corp announced that its Board of Directors approved a 2-1 split of its common shares. Shareholders will receive one additional common share for every share held on the record date of October 7, 2003. The additional shares will be mailed or delivered on or around October 21, 2003, by the Company’s transfer agent, Wells Fargo Shareowner Services.

The Company also announced that it intends to file an application for listing on the NASDAQ National Market.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1    Press Release issued by Factory Card & Party Outlet Corp. dated September 10, 2003.

Item 12.    Results of Operations and Financial Condition.

On September 10, 2003, Factory Card & Party Outlet Corp. announced its second quarter results. A copy of Factory Card & Party Outlet Corp.’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.

/s/ James D. Constantine

James D. Constantine Executive Vice President and Chief Financial and Administrative Officer

Dated: September 10, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Factory Card & Party Outlet Corp. dated September 10, 2003